UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ( )

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Check the appropriate box:
_	Preliminary Information Statement
_	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X	Definitive Information Statement
ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement. if other than Registrant)
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_	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

February 7, 2011

To the Contract Owners:
At a regular meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), held on September 28, 2010, the trustees approved new subadvisory agreements for the following investment portfolios of the Trust (each, a Portfolio, and together, the Portfolios):

AST First Trust Balanced Target Portfolio

AST First Trust Capital Appreciation Target Portfolio

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTI, and together with PI, the Managers) have entered intonew subadvisory agreements with First Trust Advisors L.P. (First Trust) subsequent to a change in ownership of First Trust that resulted in the automatic termination of the prior subadvisory agreements with First Trust. The fees and expenses paid by the Funds did not change under the new subadvisory agreements.
This information statement describes the circumstances surrounding the trustees' approval of the new subadvisory agreements and provides you with an overview of their respective terms. PI and ASTI will continue as your Fund's investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreements for the Portfolios.
By order of the Boardof Trustees of Advanced Series Trust,
¶

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

February 7, 2011

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST First Trust Balanced Target Portfolio (the Balanced Portfolio) of Advanced Series Trust (AST or the Trust) and the AST First Trust Capital Appreciation Target Portfolio (the Capital Appreciation Portfolio), and together with the Balanced Portfolio, the Portfolios) of AST, pursuant to the terms of an order (the Manager of Managers Order) issued to the Trust by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers, to terminate subadvisory agreements, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust(the Board), without obtaining shareholder approval.
AST is a management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. Each Portfolio is a series of the Trust. The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. Prudential Investments LLC (PI) andAST Investment Services, Inc. (ASTI, and together with PI, the Managers) serve as the investment managers of the Trust.

First Trust Advisors, L.P. (First Trust) serves as the sole subadviser to each Portfolio. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the then-President of First Trust , to sell 100% of the common stock of The Charger Corporation, the general partner of First Trust, to Mr. Bowen (who holds the interest through a limited liability company of which he is the sole member) (the “Transaction”) for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010.

The closing of the Transaction resulted in the “assignment” (as defined in the Investment Company Act of 1940, (the 1940 Act)) of the investment sub-advisory agreement for each Portfolio and the automatic termination of those agreements. The change in control of First Trust is not expected to impact its day-to-day operations or that of the Portfolios. Mr. Bowen is the Chief Executive Officer of First Trust and a limited partner of Grace Partners. This information statement relates to the approval by the Board of Trustees of the Trust of two new subadvisory agreements (together, the Subadvisory Agreements) between the Managers and First Trust for the Balanced Portfolio and the Capital Appreciation Portfolio. The fees and expenses paid by each Portfolio did not change under the new subadvisory agreements.

The Trust is providing this information statement to contract owners who had account balances invested in each Portfolio as of the close of business, October 12, 2010. First Trust will pay for the costs associated with preparing and distributing this information statement to the beneficial shareholdersof the Portfolios. This information statement will be mailed on or about February 15, 2011.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports¶
The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

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Shareholder Information¶
Information on the share ownership of each Portfoliois set forth in Exhibit D to this Information Statement.¶

NEW SUBADVISORY AGREEMENTS¶

First Trust Balanced Target Portfolio¶

At a regular meeting of the Board of Trustees of AST (the Board) held on September 28, 2010, at which a majority of the Trustees were in attendance (including all of the trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (referred to herein as the “Independent Trustees”)), the Board unanimously approved the Managers’ recommendation to approve the new subadvisory agreements with First Trust relating to the Portfolios.

The subadvisory agreements between the Managers and First Trust for the Balanced Portfolio and the Capital Appreciation Portfolio are attached to this Information Statement as Exhibits A and B, respectively.

First Trust is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Information relating to the management of First Trust is attached as Exhibit C to this Information Statement.

Board Consideration of the Subadvisory Agreements:

In connection with the “change of control” (the Transaction) of First Trust, the Board considered whether the approval of the new subadvisory agreements (the Subadvisory Agreements) with First Trust relating to the Balanced Portfolio and the Capital Appreciation Portfolio were in the best interests of the Portfolios and their beneficial shareholders. Before approving the Subadvisory Agreements, the Board received and considered materials regarding First Trust and the Transaction.

In making the determination to continue to retain First Trust as a subadviser for each Portfolio, the Trustees, including the Independent Trustees, advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of services. The Board noted that it had received and considered information regarding the nature, quality and extent of services provided to the Portfolios by First Trust in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements. The Board also noted that the nature and extent of services provided to the Portfolios under the prior subadvisory agreements with First Trust were identical in all material respects to those to be provided by First Trust under the Subadvisory Agreements and generally similar to those provided by the other subadvisers under their subadvisory agreements.
With respect to the quality of services, the Board considered, among other things, the background and experience of First Trust’s portfolio management team, which would be the same team that worked for First Trust prior to the Transaction, and would not be affected by the Transaction. In connection with the recent annual review of subadvisory agreements for the Portfolios, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolios, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, and other relevant information pertaining to First Trust. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (“CCO”) as to First Trust in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.
The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolios by First Trust under the prior subadvisory agreements and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by First Trust under the Subadvisory Agreements should equal the quality of similar services provided by First Trust under the prior subadvisory agreements, and that the Portfolios would benefit from the subadvisory services to be provided by First Trust under the Subadvisory Agreements.

Performance of the Portfolios. The Board noted that it had recently reviewed the performance of the Portfolios in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements in June 2010. As part of that review, the Board reviewed the performance record of the Portfolios, and reached the following conclusions: (i) with respect to the Balanced Portfolio, the Board concluded that it was reasonable to renew the subadvisory agreement and to continue to evaluate performance; (ii) with respect to the Capital Appreciation Portfolio, the Board concluded that, in light of the Portfolio's recent improved performance, it would be in the interest of the Portfolio and its shareholders to continue to retain First Trust as subadviser to the Portfolio.

Investment Subadvisory Fee Rates. The Board noted that the subadvisory fee rates payable to First Trust in connection with the Portfolios would remain unchanged as a result of the Transaction. The Board noted that it had recently reviewed the subadvisory fee rate paid to First Trust in connection with the recent annual review of the Trust’s subadvisory agreements and determined that such fee rates were reasonable.

Subadviser’s Profitability. In connection with its recent annual consideration of the renewal of the Trust’s subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as First Trust, may not be as significant as PI’s profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale during the next annual review of advisory agreements.

Other Benefits to First Trust or its Affiliates from Serving as Subadviser. The Board considered potential ancillary benefits that might be received by First Trust and its affiliates as a result of its relationships with the Portfolios. The Board concluded that the potential benefits to be derived by First Trust included the ability to use soft dollar credits, brokerage commissions received by affiliates of First Trust, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and First Trust were consistent with the types of benefits generally derived by subadvisers to mutual funds. The Board noted that it also considered these factors in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements.
After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreements was in the best interest of the Portfolios and their shareholders.

Terms of the Subadvisory Agreements

Under the Subadvisory Agreements, First Trust (the Subadviser) is compensated by the Managers (and not by the relevant Portfolio) for the portion of assets it manages as follows:

Portfolio	Contractual Subadvisory Fee Rates
AST First Trust Balanced Target Portfolio

0.35% of average daily net assets up to $250 million,
0.30% of average daily net assets from $250 million to $500 million,
0.25% of average daily net assets from $500 million to $1 billion, and
0.20% of average daily net assets over $1 billion.

AST First Trust Capital Appreciation Target Portfolio

0.35% of average daily net assets up to $250 million,
0.30% of average daily net assets from $250 million to $500 million,
0.25% of average daily net assets from $500 million to $1 billion, and
0.20% of average daily net assets over $1 billion.

The Subadvisory Agreements provide that, subject to the supervision of the Managers and the Board, First Trust is responsible for managing the investment operations all or a portion of the relevant Portfolio’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the relevant Portfolio, all in accordance with the investment objective and policies of the relevant Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, First Trust will provide the Managers with all books required to be maintained by an investment subadviser and will render to the Board such periodic and special reports as it may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the relevant Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with the Managers, and (iii) each Subadvisory Agreement may be terminated at any time by First Trust or by the Managers on not more than 60 days' nor less than 30 days' written notice to the other party to relevant Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, First Trust will not be liable for any act or omission in connection with its activities as subadviser to the relevant Portfolio.

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MANAGEMENT OF THE TRUST

The Managers

AST Investment Services, Inc. (ASTI) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Trust. As of December 31, 2010, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $146 billion.

PI and ASTI serve as the Trust’s Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act), on June 24-25, 2010.

Terms of the AST Management Agreement

Pursuant to the Management Agreement, the Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manage both the investment operations of each Portfolio and the composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Managers are obligated to keep certain books and records of the Trust. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Managers will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Managers will review the performance of the subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Managers also administer the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian, and the Trust's transfer agent. The management services of the Managers to the Trust are not exclusive under the terms of the Management Agreement and the Managers are free to, and do, render management services to others.

In connection with the management of the corporate affairs of the Trust, the Managers bear the following expenses:

•	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of the Independent Trustees;
•	all expenses incurred by the Managers or the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust as described below; and
•	the fees, costs and expenses payable to any investment subadvisers pursuant to subadvisory agreements between the Managers and such investment subadvisers.

Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
•	the fees and expenses of the Independent Trustees;
•

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•	the charges and expenses of the Trust's legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Managers will not be liable for any error of judgment by the Managers or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Managers or a portfolio by the Board or vote of a majority of the outstanding voting securities of the portfolio (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fee payable under the Management Agreement are computed daily and paid monthly. The Managers may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust’s total investment return. Voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by the Managers from the Portfolios for the last completed fiscal year.

Portfolio	Current Investment Management Fee Rate (as a percentage of average daily net assets)	Aggregate Investment Management Fees for Fiscal Year Ended December 31, 2010 (unaudited)
AST First Trust Balanced Target Portfolio	0.85%	$17,342,071
AST First Trust Capital Appreciation Target Portfolio	0.85%	$24,016,553

Information about PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI and ASTI

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

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Name	Position with ASTI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Scott E. Benjamin	Director and Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Robert M. Falzon	Treasurer

Treasurer (since January 2010) of AST Investment Services, Inc.; Senior Vice President (since January 2010) of Prudential Financial, Inc.; Senior Vice President (since January 2010) of The Prudential Insurance Company of America.

John T. Fleurant	Controller	Controller (since January 2010) of AST Investment Services, Inc.; Treasurer (since January 2010) of The Prudential Insurance Company of America.

Custodian

PFPC Trust Company (PFPC), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for each Portfolio’s securities and cash and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PI and ASTI. PMFS provides customary transfer agency services to the Portfolios, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Portfolios and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

The Board has appointed BNY Mellon as sub-transfer agent to the Portfolios. PMFS has contracted with BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNY Mellon for such services.

Distribution

AST has no principal underwriter or distributor. AST sells its shares directly to insurance company separate accounts that fund variable annuity and variable life insurance contracts.

Brokerage

The Portfolios paid the following commissions to affiliated broker-dealers for the fiscal year ended December 31, 2010 (unaudited):

Total Brokerage Commissions Paid

Portfolio	2010 (unadited)
AST First Trust Balanced Target Portfolio	$1,106,878
AST First Trust Capital Appreciation Target Portfolio	$2,321,698

Information about Other Subadvisers and Subadvisory Agreements

First Trust serves as the sole subadviser to each Portfolio.

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Second Amended and Restated Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: February 7, 2011

Exhibit A

Advanced Series Trust
AST First Trust Balanced Target Portfolio
SUBADVISORY AGREEMENT

Agreement made as of this 30th day of September, 2010 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Connecticut corporation (together, the Co-Managers), and First Trust Advisors L.P. (First Trust or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portions of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portions of the Fund’s portfolio as the Co-Managers shall direct, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portions of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portions of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portions of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portions of the Fund’s assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers. Upon written request of the Fund or the Co-Managers with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portions of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portions of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portions of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each, the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser. The Co-Managers agree that if the Co-Managers or the Fund terminate or fail to renew this Agreement, the Co-Managers shall not utilize and shall not contract with any other entity to utilize any or all of the investment methodologies used by the Subadviser to select individual portfolio securities as described in Appendix I to the Fund’s Prospectus dated March 20, 2006 or as described in future Fund Prospectuses after the date of such termination or failure to renew this Agreement.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention: General Counsel.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC

By:     ______________________________
Name:     ______________________________
Title:      ______________________________

AST INVESTMENT SERVICES, INC.

By:     ______________________________
Name:     ______________________________
Title:      ______________________________

FIRST TRUST ADVISORS L.P.
By:     ______________________________
Name:     ______________________________
Title:      ______________________________

A-7

SCHEDULE A

American Skandia Trust

As compensation for services provided by First Trust Advisors L.P. (First Trust), Prudential Investments LLC and AST Investment Services, Inc. will pay First Trust a fee on the net assets managed First Trust by that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST First Trust Balanced Target Portfolio     0.35% of average daily net assets up to $250 million, 0.30% of average daily net assets from $250 million to $500 million, 0.25% of average daily net assets from $500 million to $1 billion, and 0.20% of average daily net assets over $1 billion.

Dated as of September 30, 2010.

B-8

Exhibit B

Advanced Series Trust
AST First Trust Capital Appreciation Target Portfolio
SUBADVISORY AGREEMENT

Agreement made as of this 30th day of September, 2010 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Connecticut corporation (together, the Co-Managers), and First Trust Advisors L.P. (First Trust or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts Trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Fund; and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portions of the Fund’s portfolio as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portions of the Fund’s portfolio as the Co-Managers shall direct, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Co-Managers shall direct, and the Subadviser shall have discretion without prior consultation with the Co-Managers to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Co-Managers (the Fund Documents), comply with the instructions and directions of the Co-Managers and of the Board, and co-operate with the Co-Managers’ (or their designees) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Co-Managers shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portions of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any broker or dealer affiliated with the Co-Managers or the Subadviser) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Co-Managers (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Co-Managers or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Co-Managers and the Board within a reasonable period of time after the Co-Managers or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portions of the Fund’s assets it manages. The Subadviser shall furnish the Co-Managers with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Co-Managers and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Co-Managers agree that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Co-Managers acknowledge that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Fund in a “manager-of-managers” style, the Co-Managers shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of their evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Co-Managers or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Co-Managers or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Co-Managers and the Fund upon reasonable request. The Subadviser shall ensure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Co-Managers for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Co-Managers.

(f) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Co-Managers in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Co-Managers with certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Co-Managers if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Co-Managers or the Fund. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Co-Managers informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Fund and the Co-Managers that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Co-Managers. Upon written request of the Fund or the Co-Managers with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portions of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portions of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portions of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Fund that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Fund may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Co-Managers acknowledge and agree that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each, the Co-Managers and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Co-Managers and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser. The Co-Managers agree that if the Co-Managers or the Fund terminate or fail to renew this Agreement, the Co-Managers shall not utilize and shall not contract with any other entity to utilize any or all of the investment methodologies used by the Subadviser to select individual portfolio securities as described in Appendix I to the Fund’s Prospectus dated March 20, 2006 or as described in future Fund Prospectuses after the date of such termination or failure to renew this Agreement.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and at One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention: General Counsel.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:     ______________________________
Name:     ______________________________
Title:      ______________________________

AST INVESTMENT SERVICES, INC.

By:     ______________________________
Name:     ______________________________
Title:      ______________________________

FIRST TRUST ADVISORS L.P.

By:     ______________________________
Name:     ______________________________
Title:      ______________________________

B-9

SCHEDULE A

Advanced Series Trust

As compensation for services provided by First Trust Advisors L.P. (First Trust), Prudential Investments LLC and AST Investment Services, Inc. will pay First Trust a fee on the net assets managed First Trust by that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST First Trust Capital Appreciation Target Portfolio     0.35% of average daily net assets up to $250 million, 0.30% of average daily net assets from $250 million to $500 million, 0.25% of average daily net assets from $500 million to $1 billion, and 0.20% of average daily net assets over $1 billion.

Dated as of September 30, 2010.

C-10

Exhibit C

MANAGEMENT OF FIRST TRUST ADVISORS, L.P.

First Trust Advisors, L.P. (First Trust) is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). First Trust has one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation, and is controlled by Grace partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, in Wheaton, Illinois 60187, and have primary business that consists of investment advisory and broker-dealer services through their ownership interests in various entitites. In this regard, in addition to their interests in First Trust, Grace Partners is the sole limited partner, and the Charger Corporation is the sole general partner, of First Trust Portfolios L.P., a broker-dealer registered under the 1934 Act. As of December 31, 2010, First Trust had assets under management/supervision of $42.19 billion.1

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of First Trust.

Name and Address*	Position with and Principal Occupation
James A. Bowen

Chief Executive Officer (December 2010 to Present), President (until December 2010), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company/Investment Advisor) and Stonebridge Advisors LLC (Investment Advisor)

Andy Roggensack	President ( December 2010 to Present), Managing Director (until December 2010) First Trust Advisors L.P. and First Trust Portfolios L.P.
Mark R. Bradley

Chief Operating Officer (December 2010 to Present) and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company/Investment Advisor) and Stonebridge Advisors LLC (Investment Advisor)

W. Scott Jardine	General Counsel, First Trust Advisors L.P., First Trust Portfolios L.P. and BondWave LLC (Software Development Company/Investment Advisor); Secretary of Stonebridge Advisors LLC (Investment Advisor)

*The address of each person listed above is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

E-11

Exhibit D

SHAREHOLDER INFORMATION

As of October 12, 2010, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

As of October 12, 2010, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Portfolio	Name & Address of Beneficial Owner	Shares Owned / (%)
AST First Trust Balanced Target Portfolio	Pru Annuity Distributor Inc Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	171,859,535 / 65.64%
	Pruco Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	81,802,553 / 31.24%
AST First Trust Capital Appreciation Target Portfolio	Pru Annuity Distributor Inc Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	244,871,242 / 67.42%
	Pruco Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	109,256,027 / 30.08%

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1 Includes $25.32 billion for which First Trust serves as supervisor for unit investment trusts sponsored by First Trust Portfolios LP.